EXHIBIT 23.02


                 CONSENT OF ARTHUR ANDERSEN LLP
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                 CONSENT OF ARTHUR ANDERSEN LLP

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30 1997, included in the Company's
Form 10-K for the year ended December 30, 1995, and to all references to our Firm included in this registration statement.

                                   ARTHUR ANDERSEN LLP

                                   /s/  Arthur Andersen LLP

Boise, Idaho
July 31, 1997